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                                                                   Exhibit 10.14


                          REGISTRATION RIGHTS AGREEMENT

           This Registration Rights Agreement (this "Agreement") is made this __ day of June, 1998 by and between U.S. OnLine Communications, Inc., a Delaware corporation (the "Company"), and U.S. OnLine Communications, L.L.C., a Washington limited liability company ("Investor").

                               W I T N E S S E T H

           WHEREAS, pursuant to that certain Asset Acquisition Agreement dated March 27, 1998, the Company purchased substantially all of the assets and assumed certain liabilities of Investor in exchange for (i) 800,000 shares (the "Shares") of the Company's common stock, $.001 par value ("Common Stock"), (ii) a 10% promissory note in the amount of $3,000,000, and (iii) cancellation of indebtedness under that certain Pre-Acquisition Note dated March 30, 1998 (as used herein, "Registrable Securities" means the Shares and any shares of Common Stock issued or acquired with respect to the Shares (or any such additional shares) in connection with stock splits, dividends, mergers, recapitalizations, and similar dilutive events, but excluding (x) any shares of Common Stock that may be sold subsequent to the date hereof pursuant to a registration statement, and (y) any shares of Common Stock that subsequently become eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933, as amended ("Securities Act"), each on the date the Company notifies the Investor that it intends to file a registration statement as described herein.

           WHEREAS, in connection with the Asset Acquisition Agreement, the Company has agreed to provide Investor with the registration rights described herein to register the Registrable Securities for sale under the Securities Act, following which Investor will register the Registrable Securities for resale pursuant to Section 1(a) of this Agreement.

           NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.         Piggyback Registration Rights.

           (a) If the Company registers any Common Stock pursuant to the Securities Act with the Commission on registration statement Form S-1, S-2, S-3, SB-1, or SB-2 (the "Company Registration Statement"), the Company shall at its sole expense (excluding fees and disbursements of counsel for the Investor and underwriting discounts, if any, payable in respect of the sale of Registrable Securities by the Investor), register under the federal securities laws all or, at the option of the Investor, any portion of the Registrable Securities to the extent necessary to permit the offer and sale of the Registrable Securities in the public market. The Company will use its best efforts to cause the Company Registration Statement filed pursuant to this Section 1(a) to become effective as promptly as practicable after filing. The Company shall give the Investor at least sixty (60) days of prior written notice of Company's intention to file the Company Registration Statement. The Investor shall then have thirty (30) days after receipt of such notice to advise the Company, in writing, of its election to exercise the registration rights granted



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pursuant to this Section 1(a). If the Investor does not notify the Company within thirty (30) days of its intention to exercise the registration rights granted pursuant to this Section 1(a), the Investor shall be deemed to have waived its registration rights with respect to the Company Registration Statement that was the subject of notice. Notwithstanding the foregoing, if the Company Registration Statement is filed in connection with a firm commitment underwriting and the managing underwriter advises the Company, in writing, that in its opinion the distribution of all or a portion of the Registrable Securities requested to be registered by the Investor on the Company Registration Statement, along with any other securities being registered on the Company Registration Statement, would materially and adversely affect the distribution of the securities to be registered on the Company Registration Statement, then the Investor shall not be entitled to have its Registrable Securities (or the portions thereof so designated by the managing underwriter) included in the Company Registration Statement; provided, however, that no such exclusion or reduction of Registrable Securities shall be made if any securities of the Company are included in the Company Registration Statement for the account of any person other than the Company and the Investor, unless the other securities so included in such registration statement for such other person shall also have been reduced by the same proportion (based upon the total amount of securities requested to be registered by all persons) as the Registrable Securities were reduced. Notwithstanding the foregoing, if and when the Company files a registration statement with respect to an initial public offering of its Common Stock in which Barington Capital Group, L.P. ("Barington") is the lead or co-lead underwriter, the Company shall, at its sole cost and expense (other than the fees and disbursements of the Investor's counsel and underwriting discounts, if any), automatically and with no action necessary on the part of the Investor register the Registrable Securities on the same terms and subject to the same limitations described in this Section 1(a).

           (b) If the Company files a registration statement with the Commission (other than on Form S-1, S-2, S-3, SB-1, SB-2, S-4, or S-8, or any successor forms) while any Registrable Securities are outstanding, and for any reason the Investor will not otherwise have the benefit of an effective registration statement as of the expected effective date of a registration statement filed pursuant to this Section 1(b), the Company shall give the Investor at least fifteen (15) days prior written notice of the filing of such registration statement. If requested by the Investor, in writing, within thirty (30) days after receipt of any such notice, the Company shall, its sole expense (excluding fees and disbursements of counsel for the Investor and underwriting discounts, if any, payable in respect of the sale of Registrable Securities by the Investor), register all or, at the option of the Investor, any portion of the Registrable Securities to the extent necessary to permit the offer and sale of the Registrable Securities under the federal securities laws in the public market. The Company will use its best efforts to cause a registration statement filed pursuant to this Section 1(b) to become effective as promptly as practicable after filing. Notwithstanding the foregoing, if a registration statement is filed pursuant to this Section 1(b) in connection with a firm commitment underwriting and the managing underwriter shall advise the Company, in writing, that in its opinion the distribution of all or a portion of the Registrable Securities requested to be included in the registration statement concurrently with the other securities being registered by the Company, would materially and adversely affect the distribution by the Company, then the Investor shall not be entitled to have such Registrable Securities (or the portions thereof so designated by the managing underwriter) included on such registration statement, provided, however, that no such exclusion or reduction of Registrable Securities shall be made if any securities of the Company are included in such registration statement for the account of any person other than the Company and the Investor, unless the other securities so included on such registration statement for such other person shall also have been reduced by the same proportion (based



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upon the total amount of securities requested to be registered by all persons)
as the Registrable Securities were reduced.

           (c) In the event of a registration pursuant to the provisions of this
Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be qualified for sale under the state securities laws of each jurisdiction reasonably requested by the Investor; provided, however, that the Company shall not by reason of this Agreement be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

           (d) The Company shall update each registration statement covered by this Agreement as required to comply with the federal securities laws, and shall also update any application, document, or communication filed with state securities regulators as required to be current and permit the Investor to offer and sell Registrable Securities covered thereby; provided however, that with respect to an initial public offering of the Common Stock of the Company in which Barington is the lead or co-lead underwriter on which Registrable Securities are included, the Company Registration Statement shall be kept effective for two (2) years and updated when intended to be used, considering any lock-up agreements. Notwithstanding the foregoing, the Company shall in no event be required to keep any such registration statement covered by this Agreement in effect for more than six (6) months from the date on which the Investor is first free to sell the Registrable Securities, taking into account any lock-up agreements. Notwithstanding the foregoing, if the Company is required to keep any registration statement covered by this Agreement in effect with respect to securities other than the Registrable Securities beyond the period described in this Section 1(d), the Company shall keep the registration statement in effect as it relates to the Registrable Securities for only so long as the registration statement remains or is required to remain in effect with respect to such other securities.

           (e) In the event of a registration pursuant to the provisions of this
Section 1, the Company shall furnish the Investor with a reasonable number of copies of the registration statement (including amendments, supplements, and exhibits), all of which shall conform to the requirements of the federal securities laws, and shall provide such other documents as the Investor may reasonably request to facilitate the offer and sale of the Registrable Securities.

           (f) In the event of a registration pursuant to the provisions of this
Section 1, at the request of the Investor, the Company shall furnish on the date that the Registrable Securities are delivered to the underwriter(s) for sale, if the securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the effective date of the registration statement (i) an opinion of Company counsel, dated as of the effective date of the registration statement, in form and substance customarily given to underwriters in underwritten offerings, addressed to the underwriters, if any, and to the Investor and (ii) a letter from the independent certified public accountants of the Company, dated as of the effective date of the registration statement, in form and substance customarily given to underwriters in underwritten offerings, addressed to the underwriters, if any, and to the Investor. Any opinion or letter given shall be subject to all of the qualifications, exceptions and conditions appropriate to the circumstances then existing.

           (g) In the event of a registration pursuant to the provisions of this
Section 1, the Company and the Investor shall enter into a cross-indemnity agreement and a contribution



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agreement, each in customary form, with each underwriter, if any. If requested, the Company and the Investor shall enter into an underwriting agreement containing customary representations, warranties, allocation of expense and closing conditions, with any underwriter who acquires any Registrable Securities.

           (h) Until all the Registrable Securities have been sold under a Company Registration Statement, registration statement filed pursuant to Section 1(b) hereof, or pursuant to Rule 144 under the Securities Act, the Company agrees to keep current in its filing of all reports, statements and other filings required to be filed with the Commission pursuant to the federal securities laws to permit the Registrable Securities to be sold under Rule 144 under the Securities Act.

           (i) Until such time as the Company shall have fully performed its obligations under this Section 1, the Company shall not grant piggyback registration rights to any persons without the written consent of Investor. Notwithstanding the foregoing, the Company may grant piggyback registration rights to other persons so long as such rights are pari passu or subordinate to the rights of Investor, provided, however, that nothing shall prohibit the Company from granting demand registration rights to any person.

           (j) If the Company, at any time after giving written notice of its intention to register Common Stock pursuant to this Agreement, shall determine for any reason not to cause the registration statement to become effective pursuant to section 8(a) of the Securities Act, the Company shall give written notice to the Investor and, after giving notice, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration statement.

2.         Indemnification and Contribution.

           (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Investor, its respective officers, directors, partners, employees, agents, and counsel, and "controlling persons" of the foregoing as defined in Section 15 of the Securities Act and Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement or prospectus (including amendments and supplements), relating to the offer and sale of Registrable Securities, or (B) in any application, other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company and filed in any state in order to register or qualify any of the Registrable Securities under securities laws, or filed with the Commission or any securities exchange or NASDAQ; (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Investor by or on behalf of the Investor expressly for inclusion in any registration statement, prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (iii) any breach of any representation, warranty, covenant, or agreement of the Company



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contained in this Agreement or any agreement pursuant to which the Registrable
Securities were issued. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Investor.

           (b) If any action is brought against the Investor or any of its respective officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to Section 2(a), such indemnified party or parties shall promptly notify the Company, in writing, of the institution of such action (but the failure so to notify shall not relieve the Company from any liability under this Agreement unless the Company shall have been materially prejudiced by such failure) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ their own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized, in writing, by the Company in connection with the defense of such action or the Company shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Notwithstanding any other provision of this Section 2, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify the Investor of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any registration statement or prospectus (including amendments or supplements), or any application relating to any sale of any Registrable Securities.

           (c) The Investor agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed any registration statement covering Registrable Securities held by the Investor, each "controlling person," if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and their respective counsel, to the same extent as the foregoing indemnity from the Company to the Investor in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement or prospectus (including amendments or supplements), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company for inclusion in any such registration statement or prospectus, including any amendment or supplement thereto, or in any application, as the case may be.

           (d) If any action shall be brought against the Company or any other person so indemnified based on any such registration statement or prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Investor pursuant to Section 2(c), the Investor shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a) and Section 2(b), including any and all of the procedures set forth therein.



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           (e) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(c) (subject to the limitations in those Sections) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and their respective counsel), as one entity, and the Investor (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Investor in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Investor, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Investor agree that it would be unjust and inequitable if the respective obligations of the Company and the Investor for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Investor and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(e). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this Section 2(e), each "controlling person," if any, of the Investor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each officer, director, partner, employee, agent, and counsel of the Investor or "controlling person" shall have the same rights to contribution as the Investor or "controlling person" of the Investor and each "controlling person," if any, of the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 2(e). Notwithstanding any other provision of this Section 2(e), no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.



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3.         General.

           (a) Amendments and Waivers. No amendment or waiver of any term or provision of this Agreement shall be effective unless in made writing and signed by the party to be charged. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

           (b) Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be made in writing and shall be deemed to have been duly given on the date received by hand delivery, overnight delivery, facsimile transmission or registered mail, postage prepaid, addressed as follows:

                     to the Company:

                               U.S. OnLine Communications, Inc.
                               8307 Shoal Creek Boulevard
                               Austin, Texas  78757
                               Attn:  Chief Executive Officer
                               Telephone No. (512) 451-8765
                               Facsimile No. (512) 451-8732

                     and to the Investor:

                               U.S. OnLine Communications, L.L.C.
                               8307 Shoal Creek Boulevard
                               Austin, Texas  78757
                               Attn:  Chief Executive Officer
                               Telephone No. (512) 451-8765
                               Facsimile No. (512) 451-8732

The Company and the Investor may change the address to which such notice or other communications are to be sent by written notice given in accordance with this Section 3(b).

           (c) Company Representations. The Company represents and warrants to the Investor that:

               (i) The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

               (ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;

               (iii) This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Investor) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) general equitable principles;



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               (iv) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation or default (with or without notice or lapse of time, or both) under (i) any provision of the charter or organizational documents of the Company, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Company is bound or to which any of its properties or assets is subject, other than, in which any of its properties or assets is subject, other than, in the case of clause (ii) hereof, any such violation or default that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Company and its consolidated subsidiaries, taken as a whole, and would not impair the ability of the Company to perform its obligations under this Agreement; and

               (v) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as otherwise expressly provided herein or in the agreements pursuant to which the Registrable Securities were issued.

           (d) Investor Representations. The Investor represents and warrants to the Company that:

               (i) The Investor has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

               (ii) This Agreement has been duly executed and delivered by the Investor and (assuming the due authorization, execution and delivery hereof by the Company) constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles;

               (iii) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of or default (with or without notice or lapse of time, or both) under any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Investor is bound or to which any of its properties or assets is subject; and

               (iv) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Investor in connection with the execution and delivery by such Investor of this Agreement or the consummation by such Investor of the transactions contemplated hereby, except as otherwise expressly provided herein.

           (e) The Investor agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, during the seven (7) days prior to and the period after (as requested by the underwriters, but not to exceed 180 days) the effectiveness of the first registration of the Company's securities to be sold in an underwritten public offering for the account of the Company; provided that, all officers and directors of the Company agree to be similarly bound



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with respect to equity securities of the Company held by such officers and directors; provided further, that any discretionary waiver or termination of the restrictions of such agreements by the representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of equity securities held by such persons and subject to such agreements, and provided further that the Investor is given reasonable notice of such registration. Without limiting the foregoing, it is expressly agreed that the provisions of this Section 3(e) shall not (i) apply to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by the Investor directly from the underwriters in a registered public offering of the Company's securities or in an established trading market from any party other than the Company, and (ii) apply to any initial public offering of Common Stock in which Barington is the lead or co-lead underwriter.]

           (f) The rights granted under this Agreement may be assigned or otherwise conveyed by the Investor, in compliance with federal and applicable state securities laws, to any transferee or assignee who, after such assignment or transfer, holds at least 3,300 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, mergers, recapitalizations and other similarly dilutive events). For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee who is (A) a shareholder, partner, retired partner, member, retired member or beneficiary of an Investor;
(B) a spouse or child of a shareholder, partner, retired partner, member, retired member or beneficiary of an Investor; (C) a trust for the benefit of the persons set forth in (A) or (B) or for the issue of the persons set forth in (A) or (B); and (D) an entity (corporation, partnership, limited liability company or other juridical entity) of which at least 75 percent in interest is owned or controlled, directly or indirectly through other entities, or by one or more of the persons set forth in (A), (B) or (C), shall be aggregated together with the corporation, partnership or limited liability company as the case may be.

           (g) Miscellaneous.

               (i) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

               (ii) This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any and all previous agreements among them relating to the subject matter hereof, whether written, oral or implied.

               (iii) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

               (iv) The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               (v) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

               (vi) Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be unenforceable for any reason including, without limitation, violation of statute or public policy, such provision shall, if possible, be reformed by the parties



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hereto, or if the parties cannot agree, by the appropriate court of competent jurisdiction to comply with applicable legal requirements in a matter that is as close in its intent and effect to the original provision as possible or, if such reformation cannot be accomplished shall be stricken without affecting the validity of any other term or condition of this Agreement.

               (vii) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       U.S. ONLINE COMMUNICATIONS, INC.



                                       By: _______________________________
                                                 Robert G. Solomon
                                                 Chief Executive Officer


                                       U.S. ONLINE COMMUNICATIONS, L.L.C.



                                       By: _______________________________
                                                 Paul H. Pfleger
                                                 President



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